Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Kforce Inc. (“Kforce”) on Form 10-K for the fiscal year ended December 31, 2013 as filed with the Securities and Exchange Commission on the date hereof (the “Form 10-K”), I, David L. Dunkel, Chief Executive Officer of Kforce, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Form 10-K fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2) The information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of Kforce.

Date: February 27, 2014

/s/ DAVID L. DUNKEL
David L. Dunkel,
Chief Executive Officer
(Principal Executive Officer)